Exhibit 10.1
CONFORMED COPY

ULTRA RESOURCES, INC.
FIRST SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT
Dated as of March 5, 2009
$235,000,000 Senior Notes
$62,000,000 7.31% Senior Notes, Series 2009-A, due March 1, 2016
$173,000,000 7.77% Senior Notes, Series 2009-B, due March 1, 2019

Series 2009-A PPN: 90388@ AC5
Series 2009-B PPN: 90388@ AD3

ULTRA RESOURCES, INC.
363 N Sam Houston Parkway E
Suite 1200
Houston Texas 77060
Phone: 281-876-0120
Fax: 281-876-2831
FIRST SUPPLEMENT TO MASTER NOTE PURCHASE
AGREEMENT DATED AS OF MARCH 6, 2008
Dated as of March 5, 2009
TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:
Ladies and Gentlemen:
     This First Supplement to Master Note Purchase Agreement (the “Supplement” or “this Agreement”) is among ULTRA RESOURCES, INC., a Wyoming corporation (the “Company”), and the institutional investors named on the attached Schedule A (the “Purchasers”).
     Reference is hereby made to the Master Note Purchase Agreement dated as of March 6, 2008 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement. Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.
     The Company agrees with the Purchasers as follows:
     1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of $235,000,000 aggregate principal amount of Notes consisting of (i) $62,000,000 aggregate principal amount of its 7.31% Senior Notes, Series 2009-A, due March 1, 2016 (the “Series 2009-A Notes”) and (ii) $173,000,000 aggregate principal amount of its 7.77% Senior Notes, Series 2009-B, due March 1, 2019 (the “Series 2009-B Notes” and, together with the Series 2009-A Notes, the “Series 2009 Notes”). The Series 2009 Notes, together with the Series 2008 Notes heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2009 Notes shall be substantially in the form set out in Exhibits 1(a) and 1(b) to this Supplement, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

     2. Sale and Purchase of Series 2009 Notes. Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series 2009 Notes in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.
     3. Closing. The sale and purchase of the Series 2009 Notes to be purchased by the Purchasers shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60654, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on March 5, 2009 or on such other Business Day thereafter on or prior to March 15, 2009 as may be agreed upon by the Company and you and the other Purchasers. At the Closing, the Company will deliver to you the Series 2009 Notes to be purchased by you in the form of a single Note (or such greater number of Series 2009 Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 192648101 at JP Morgan Chase Bank, NA, New York, New York, ABA number 021000021. If at the Closing the Company fails to tender such Series 2009 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
     4. Conditions to Closing. Each Purchaser’s obligation to purchase and pay for the Series 2009 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified and to the following additional conditions:
     (a) References in Section 4 of the Note Purchase Agreement to the “Series 2008 Notes” shall be deemed to be references to the Series 2009 Notes and references to the “Closing” shall be deemed to refer to the Closing as such term is defined in this Supplement;
     (b) Except as supplemented, amended or superseded by the representations and warranties set forth in Schedule 4, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled;
     (c) The reference in Section 4.3 of the Note Purchase Agreement to the resolutions “relating to the authorization, execution and delivery of the Notes, this

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Agreement and the Parent Guaranty” shall be deemed to be a reference to the Series 2009 Notes, the Supplement and the confirmation of the Parent Guaranty set forth herein (“Confirmation of the Parent Guaranty”);
     (d) The reference in Section 4.10 of the Note Purchase Agreement to the “Parent Guaranty” shall be deemed to be a reference to the Confirmation of the Parent Guaranty; and
     (e) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2009 Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.
     5. Required Prepayments of the Series 2009 Notes. No regularly scheduled prepayments are due on the Series 2009 Notes prior to their stated maturity.
     6. Representations of the Purchasers. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2009 Notes by such Purchaser.
     7. Applicability of Note Purchase Agreement. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.
     8. Liens Securing Obligations Under Credit Agreement. Anything in the Note Purchase Agreement to the contrary notwithstanding, the Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist, directly or indirectly, any Lien on its properties or assets, including capital stock, whether now owned or hereafter acquired, in favor of the lenders or other creditors who are party to the Credit Agreement to secure loans under the Credit Agreement unless concurrently therewith the Company shall make or cause to be made effective provision whereby the Notes are secured by such Lien equally and ratably with any and all other Indebtedness thereby secured pursuant to terms reasonably acceptable to the Required Holders. A default by the Company in the performance of or compliance with this Section 8 shall be deemed to be an Event of Default under Section 11(c) of the Note Purchase Agreement, for all purposes under the Note Purchase Agreement and under this Supplement.

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     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours, ULTRA RESOURCES, INC.
By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Chief Financial Officer

The foregoing is agreed to as of the date thereof.

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Eugene X. Hodge, Jr.

	Name:	Eugene X. Hodge, Jr.
	Title:	Managing Director

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Eugene X. Hodge, Jr.

	Name:	Eugene X. Hodge, Jr.
	Title:	Authorized Signatory

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ Eugene X. Hodge, Jr.

	Name:	Eugene X. Hodge, Jr.
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, not individually but solely in its capacity as Directed Trustee for the SBC Master Pension Trust

By:	/s/ Amy L. Schneeberger

	Name:	Amy L. Schneeberger
	Title:	Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Marina Mavrakis

	Name:	Marina Mavrakis
	Title:	Managing Director

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Diane W. Dales

	Name:	Diane W. Dales
	Title:	Assistant Vice President

By:	/s/ Cathy Schwartz

	Name:	Cathy Schwartz
	Title:	Assistant Secretary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
BY:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Elisabeth A. Perenick

	Name:	Elisabeth A. Perenick
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
BY:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Elisabeth A. Perenick

	Name:	Elisabeth A. Perenick
	Title:	Managing Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian N. Thomas

Brian N. Thomas
Vice President

GATEWAY RECOVERY TRUST

By:	Prudential Investment Management, Inc., as Asset Manager

By:	/s/ Brian N. Thomas

Brian N. Thomas
Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan

	Name:	Justin P. Kavan
	Title:	Vice President

MODERN WOODMEN OF AMERICA

By:	/s/ Nick S. Coin

	Name:	Nick S. Coin
	Title:	Treasurer & Investment Manager

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Christopher M. Wilkos

	Name:	Christopher M. Wilkos
	Title:	Senior Vice President Corporate Portfolio Management Phoenix Life Insurance Company

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Christopher M. Wilkos

	Name:	Christopher M. Wilkos, CFA
	Title:	Senior Vice President Corporate Portfolio Management PHL Variable Insurance Company

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
	Title:	Portfolio Manager

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ David D. Rowland

	Name:	David D. Rowland
	Title:	SVP, Fixed Income Investments

ST. PAUL FIRE AND MARINE INSURANCE COMPANY

By:	/s/ David D. Rowland

	Name:	David D. Rowland
	Title:	SVP, Fixed Income Investments

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By:	/s/ Luke S. Stifflear

	Name:	Luke S. Stifflear
	Title:	Senior Managing Director

NATIONAL LIFE INSURANCE COMPANY

By:	/s/ R. Scott Higgins

	Name:	R. Scott Higgins
	Title:	Senior Vice President Sentinel Asset Management

COUNTRY LIFE INSURANCE COMPANY

By:	/s/ John Jacobs

	Name:	John Jacobs
	Title:	Director — Fixed Income

CONFIRMATION
     Each of the undersigned acknowledges receipt of the foregoing First Supplement dated as of March 5, 2009 to the Master Note Purchase Agreement dated as of March 6, 2008 and confirms the continuing validity and enforceability against such undersigned of the Parent Guaranty.

ULTRA PETROLEUM CORP.
By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Chief Financial Officer

UP ENERGY CORPORATION
By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Chief Financial Officer

Exhibit 1(a) to Supplement
[FORM OF SERIES 2009-A NOTE]
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION EXCEPT PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT.
ULTRA RESOURCES, INC.
7.31% Senior Note due March 1, 2016

No. RA-[ ]	[Date]
$[ ]	PPN: 90388@ AC5
     FOR VALUE RECEIVED, the undersigned, ULTRA RESOURCES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the state of Wyoming, promises to pay to [           ], or registered assigns, the principal sum of $[               ] on March 1, 2016, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.31% per annum from the date hereof, payable semiannually, on September 1 and March 1 in each year, commencing with the September 1 or March 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 9.31% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest, any overdue payment (including any overdue prepayment) of principal and any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of March 6, 2008, as supplemented by a First Supplement dated as of March 5, 2009 (as supplemented and from time to time amended
Exhibit 1(a)

and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

ULTRA RESOURCES, INC.
By:
Name:
Title:

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Exhibit 1(b) to Supplement
[FORM OF SERIES 2009-B NOTE]
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION EXCEPT PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT.
ULTRA RESOURCES, INC.
7.77% Senior Note due March 1, 2019

No. RB-[ ]	[Date]
$[ ]	PPN: 90388@ AD3
     FOR VALUE RECEIVED, the undersigned, ULTRA RESOURCES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the state of Wyoming, promises to pay to [           ], or registered assigns, the principal sum of $[               ] on March 1, 2019, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.77% per annum from the date hereof, payable semiannually, on September 1 and March 1 in each year, commencing with the September 1 or March 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 9.77% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest, any overdue payment (including any overdue prepayment) of principal and any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of March 6, 2008, as supplemented by
Exhibit 1(b)

a First Supplement dated as of March 5, 2009 (as supplemented and from time to time amended and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

ULTRA RESOURCES, INC.
By:
Name:
Title:

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